Exhibit 21
MERCK & CO., INC. SUBSIDIARIES
as of 12/31/06
     The following is a list of subsidiaries of the Company, doing business under the name stated.

Country or State
Name	of Incorporation
Abmaxis Inc.	Delaware
AMRAD Pharmaceuticals Pty. Ltd.	Australia
Banyu Pharmaceutical Company, Ltd.	Japan
Blue Jay Investments C.V.	Netherlands
BRC Ltd	Bermuda
Charles E. Frosst (U.K.) Limited	United Kingdom
Chibret A/S	Denmark
Chibret Pharmazeutische GmbH	Germany
China-MSD HIV/AIDS Public Private Partnership, Inc.	China
Chippewa Holdings LLC	Delaware
Cloverleaf International Holdings S.A.	Luxembourg
CM Delaware LLC	Delaware
Comsort, Inc.	Delaware
Coophavet S.A.S.[1]	France
Crosswinds B.V.	Netherlands
Dieckmann Arzneimittel GmbH	Germany
European Insurance Risk Excess Limited	Ireland
Farmacox-Companhia Farmaceutica, Lda	Portugal
Farmasix-Produtos Farmaceuticos, Lda	Portugal
Financiere MSD S.A.S.	France
Fontelabor-Produtos Farmaceuticos, Lda.	Portugal
Fregenal Holdings S.A.	Panama
Frosst Iberica, S.A.	Spain
Frosst Laboratories, Inc.	Delaware
Frosst Portuguesa — Produtos Farmaceuticos, Lda.	Portugal
GlycoFi, Inc.	Delaware
Hangzhou MSD Pharmaceutical Company Limited[1]	China
Hawk and Falcon L.L.C.	Delaware
Heptafarma Companhia Farmaceutica, Lda.	Portugal
Infodoc AS1	Norway
International Indemnity Ltd.	Bermuda
Istituto Di Richerche Di Biologia Molecolare S.p.A.	Italy
Istituto Gentili S.p.A./Inc.	Italy/Delaware
Johnson & Johnson — Merck Consumer Pharmaceuticals Company[1]	New Jersey
KBI Inc.	Delaware
KBI Sub Inc.	Delaware
KBI-E Inc.	Delaware
KBI-P Inc.	Delaware
Kiinteisto Oy Viistotie 11	Finland
Laboratoires Merck Sharp & Dohme-Chibret SNC	France
Laboratorios Abello, S.A.	Spain
Laboratorios Biopat, S.A.	Spain

Country or State
Name	of Incorporation
Laboratorios Chibret, S.A.	Spain
Laboratorios Frosst, S.A.	Spain
Laboratorios Medichip S.L.	Spain
Laboratorios Neurogard, S.A.	Spain
Laboratorios Quimico-Farmaceuticos Chibret, Lda.	Portugal
Maple Leaf Holdings SRL	Barbados
MCM Vaccine Co.[1]	Pennsylvania
Medco de Mexico Managed Care S. de R.L. de C.V.	Mexico
Medco Holdings S. de R.L. de C.V.	Mexico
Medco Servicios de Mexico, S. de R.L. de C.V.	Mexico
Merck and Company, Incorporated	Delaware
Merck Borinquen Holdings, Inc.	Delaware
Merck Capital Resources, Inc.	Delaware
Merck Capital Ventures, LLC	Delaware
Merck Cardiovascular Health Company	Nevada
Merck Finance Co., Inc.	Delaware
Merck Foreign Sales Corporation Ltd.	Bermuda
Merck Frosst Canada Ltd.	Canada
Merck Frosst Company	Canada
Merck Frosst Finco LP	Canada
Merck Hamilton, Inc.	California
Merck HDAC Research, LLC	Delaware
Merck Holdings II Corp.	Delaware
Merck Holdings, Inc.	Delaware
Merck Institute for Vaccinology	Delaware
Merck Investment Co., Inc.	Delaware
Merck LMC Cash Management (Bermuda) Ltd.	Bermuda
Merck Oncology Holdings, Inc.	Delaware
Merck Resource Management, Inc.	Delaware
Merck Respiratory Health Company	Nevada
Merck SH Inc.	Delaware
Merck Sharp & Dohme (Argentina) Inc.	Delaware
Merck Sharp & Dohme (Asia) Limited	Hong Kong
Merck Sharp & Dohme (Australia) Pty. Limited	Australia
Merck Sharp & Dohme (China) Limited	Hong Kong
Merck Sharp & Dohme (Enterprises) B.V.	Netherlands
Merck Sharp & Dohme (Europe) Inc.	Delaware
Merck Sharp & Dohme (Holdings) B.V.	Netherlands
Merck Sharp & Dohme (Holdings) Limited	United Kingdom
Merck Sharp & Dohme (I.A.) Corp.	Delaware
Merck Sharp & Dohme (International) Limited	Bermuda
Merck Sharp & Dohme (Investments) B.V.	Netherlands
Merck Sharp & Dohme (Ireland) Ltd.	Bermuda
Merck Sharp & Dohme (Israel — 1996) Company Ltd.	Israel
Merck Sharp & Dohme (Italia) S.p.A.	Italy
Merck Sharp & Dohme (Lebanon) S.A.L.	Lebanon
Merck Sharp & Dohme (Middle East) Limited	Cyprus
Merck Sharp & Dohme (New Zealand) Limited	New Zealand
Merck Sharp & Dohme (Panama) S.A.	Panama

Country or State
Name	of Incorporation
Merck Sharp & Dohme (Philippines) Inc.	Philippines
Merck Sharp & Dohme (Puerto Rico) Ltd.	Bermuda
Merck Sharp & Dohme (Singapore) Ltd.	Bermuda
Merck Sharp & Dohme (Sweden) A.B.	Sweden
Merck Sharp & Dohme (Switzerland) GmbH	Switzerland
Merck Sharp & Dohme Asia Pacific Services Pte Ltd.	Singapore
Merck Sharp & Dohme B.V.	Netherlands
Merck Sharp & Dohme Bulgaria EOOD	Bulgaria
Merck Sharp & Dohme Chibret A.G.	Switzerland
Merck Sharp & Dohme Comercializadora, S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme d.o.o.	Croatia
Merck Sharp & Dohme de Espana, S.A.	Spain
Merck Sharp & Dohme de Mexico S.A. de C.V.	Mexico
Merck Sharp & Dohme de Venezuela S.R.L.	Venezuela
Merck Sharp & Dohme Farmaceutica Ltda.	Brazil
Merck Sharp & Dohme Finance Europe Limited	United Kingdom
Merck Sharp & Dohme GmbH	Austria
Merck Sharp & Dohme Holdings de Mexico, S.A. de C.V.	Mexico
Merck Sharp & Dohme Idea AG	Switzerland
Merck Sharp & Dohme Industria Quimica e Veterinaria Limitada	Brazil
Merck Sharp & Dohme inovativna zdravila d.o.o.	Slovenia
Merck Sharp & Dohme International Services B.V.	Netherlands
Merck Sharp & Dohme Ireland (Human Health) Ltd	Ireland
Merck Sharp & Dohme Ísland hf	Iceland
Merck Sharp & Dohme Limited	United Kingdom
Merck Sharp & Dohme Luxembourg (Holdings) S.a.r.l.	Luxembourg
Merck Sharp & Dohme Manufacturing	Ireland
Merck Sharp & Dohme O.U.	Estonia
Merck Sharp & Dohme of Pakistan Limited	Pakistan
Merck Sharp & Dohme Peru SRL	Peru
Merck Sharp & Dohme Pharmaceuticals LLC	Russia
Merck Sharp & Dohme Quimica de Puerto Rico, Inc.	Delaware
Merck Sharp & Dohme Research Ltd.	Bermuda
Merck Sharp & Dohme Romania SRL	Romania
Merck Sharp & Dohme S. de R.L. de C.V.	Mexico
Merck Sharp & Dohme S.A.	Morocco
Merck Sharp & Dohme SIA	Latvia
Merck Sharp & Dohme Tunisie Sarl	Tunisia
Merck Sharp & Dohme, Limitada	Portugal
Merck Sharp Dohme Ilaclari Limited Sirketi	Turkey
Merck Technology (U.S.) Company, Inc.	Nevada
Merck Ventures, Inc.	Delaware
Merck-Banyu Co., Ltd.	Japan
Merial (IA) LLP[1]	Puerto Rico
Merial (Thailand) Ltd[1]	Thailand
Merial Animal Health Co. Ltd. [1]	China
Merial Animal Health Ltd[1]	United Kingdom
Merial Argentina SA1	Argentina
Merial Asia PTE, Ltd.[1]	Singapore

Country or State
Name	of Incorporation
Merial Australia PTY LTD[1]	Australia
Merial B.V. [1]	Netherlands
Merial Belgium [1]	Belgium
Merial Colombia S.A.[1]	Colombia
Merial Distribution SAS[1]	France
Merial GmbH[1]	Germany
Merial Hong Kong Limited[1]	Hong Kong
Merial Inc. [1]	Delaware
Merial International Trading (Shanghai) Co., Ltd.[1]	China
Merial Italia SpA[1]	Italy
Merial Japan, Limited[1]	Japan
Merial Korea Ltd[1]	Korea
Merial Laboratorios SA1	Spain
Merial Limited/LLC[1]	United Kingdom/Delaware
Merial Nanjing Animal Health Co. Ltd.[1]	China
Merial New Zealand Limited[1]	New Zealand
Merial Norden A/S1	Denmark
Merial Philippines, Inc. [1]	Philippines
Merial Portuguesa — Saude Animal LDA[1]	Portugal
Merial SA1	Uruguay
Merial SAS [1]	France
Merial Saude Animal LTDA[1]	Brazil
Merial Taiwan Co., Ltd.[1]	Taiwan
Merial Venezuela , C.A. [1]	Venezuela
ML Holdings (Canada) Inc.	Canada
MSD (Nippon Holdings) BV	Netherlands
MSD (Norge) A/S	Norway
MSD (Proprietary) Limited	South Africa
MSD (Thailand) Ltd.	Thailand
MSD Australia Pty Ltd	Australia
MSD Australia Superannuation Pty Ltd.	Australia
MSD Brazil (Investments) B.V.	Netherlands
MSD Chibropharm GmbH	Germany
MSD China (Investments) B.V.	Netherlands
MSD Eurofinance L.P.	Bermuda
MSD Finance B.V.	Netherlands
MSD Finland Oy	Finland
MSD International Holdings, Inc.	Delaware
MSD Ireland (Holdings) S.A.	Luxembourg
MSD Ireland (Investments) Ltd.	Bermuda
MSD Ireland Resources	Ireland
MSD Korea Ltd.	Korea
MSD Lakemedel (Scandinavia) Aktiebolog	Sweden
MSD Latin America Services Ltd.	Bermuda
MSD Latin America Services S. de R.L. de C.V.	Mexico
MSD Limited	United Kingdom
MSD Magyarország Kft	Hungary
MSD Mexico (Investments) B.V.	Netherlands
MSD Overseas Manufacturing Co.	Bermuda

Country or State
Name	of Incorporation
MSD Overseas Manufacturing Co. (Ireland)	Ireland
MSD Pharmaceuticals Private Limited	India
MSD Polska Sp.z.o.o.	Poland
MSD Puerto Rico Holdings, Inc.	Puerto Rico
MSD Scandinavia AS	Norway
MSD Sharp & Dohme GmbH	Germany
MSD Somerset Ltd.	Bermuda
MSD Stamford Singapore Pte Ltd	Singapore
MSD Technology Singapore Pte. Ltd.	Singapore
MSD Technology, L.P.	Delaware
MSD Unterstutzungskasse GmbH	Germany
MSD Ventures Singapore Pte. Ltd.	Singapore
MSD Warwick (Manufacturing) Ltd.	Bermuda
MSD-Essex GmbH	Switzerland
MSDJ Holdings (Canada) Inc.	Canada
MSD-SP Ltd.	United Kingdom
MSP Distribution Services (C) LLC[1]	Nevada
MSP Distribution Services (R) LLC[1]	Nevada
MSP Singapore Company, LLC[1]	Delaware
MSP Technology (U.S.) Company, LLC[1]	Delaware
Neopharmed S.p.A.	Italy
P.T. Merck Sharp & Dohme Indonesia	Indonesia
Pasteur Vaccins S.A. [1]	France
Readington Investments, Inc.	New Jersey
Rosetta Biosoftware UK Ltd.	United Kingdom
Rosetta Inpharmatics LLC	Delaware
Ruskin Limited	Bermuda
Sanofi Pasteur MSD A/S	Denmark
Sanofi Pasteur MSD AB	Sweden
Sanofi Pasteur MSD AG	Switzerland
Sanofi Pasteur MSD AS	Norway
Sanofi Pasteur MSD ApS	Denmark
Sanofi Pasteur MSD Gestion S.A.[1]	France
Sanofi Pasteur MSD GmbH	Austria
Sanofi Pasteur MSD GmbH	Germany
Sanofi Pasteur MSD Ltd.	United Kingdom
Sanofi Pasteur MSD Ltd.	Ireland
Sanofi Pasteur MSD N.V./S.A.	Belgium
Sanofi Pasteur MSD Oy	Finland
Sanofi Pasteur MSD S.A.	Portugal
Sanofi Pasteur MSD S.A.	Spain
Sanofi Pasteur MSD S.p.A.	Italy
Sanofi Pasteur MSD SNC [1]	France
Seneca I LLC	Delaware
Sharp & Dohme, S.A.	Spain
Sirna Therapeutics, Inc.	Delaware
STELLARx, Inc.	Nevada
TELERx Marketing Inc.	Pennsylvania
The MSD Foundation Limited	United Kingdom

Country or State
Name	of Incorporation
Thomas Morson & Son Limited	United Kingdom
Tradewinds Manufacturing SRL	Barbados
Transrow Manufacturing Ltd.[1]	Bermuda
UAB Merck Sharp & Dohme	Lithuania
Variopharm Arzneimittel GmbH	Germany

[1]	own less than 100%